Virtus Newfleet High Yield Bond ETF (Ticker: BLHY)

Virtus Newfleet ABS/MBS ETF (Ticker: VABS)

Virtus Seix Senior Loan ETF (Ticker: SEIX)

(each, a “Fund” and, collectively, the “Funds”),

each a series of Virtus ETF Trust II (the “Trust”)

Supplement dated July 1, 2022, to each Fund’s

Prospectus and Statement of Additional Information (“SAI”),

each dated November 26, 2021, as supplemented

Important Notice to Investors

Effective July 1, 2022, Newfleet Asset Management, LLC (“Newfleet”) has merged with and into Seix Investment Advisors LLC (“Seix”), and the surviving entity has been renamed Virtus Fixed Income Advisers, LLC (“VFIA”). Prior to the merger, each of Newfleet and Seix was a wholly owned, indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), and since the merger VFIA remains a wholly owned indirect subsidiary of Virtus. The portfolio management teams that previously represented Newfleet and Seix continue to operate independently of one another in separate divisions of VFIA.

The merger did not constitute a change in control of Newfleet or Seix that would result in the termination of the sub-advisory agreements of any funds managed by those entities, including the Funds. Therefore, pursuant to approval by the Board of Trustees of the Trust, the sub-advisory agreements pertaining to BLHY and VABS have been assumed by VFIA effective July 1, 2022. The sub-advisory agreement pertaining to SEIX has been amended to reflect the name change of Seix to VFIA.

All references in BLHY’s and VABS’s Prospectuses and SAIs to Newfleet as sub-adviser to those Funds are hereby changed to, “Virtus Fixed Income Advisers, LLC, an affiliate of the Adviser, operating through its division Newfleet Asset Management.” All references in SEIX’s Prospectus and SAI to Seix as sub-adviser to that Fund are hereby changed to, “Virtus Fixed Income Advisers, LLC, an affiliate of the Adviser, operating through its division Seix Investment Advisors.”

All references in BLHY’s and VABS’s Prospectuses to Newfleet as the employer of those Funds’ portfolio management teams for the period beginning on July 1, 2022, are hereby changed to refer to “Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC.” All references in SEIX’s Prospectus to Seix as the employer of that Fund’s portfolio management team for the period beginning on July 1, 2022, are hereby changed to refer to “Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC.” (References to Newfleet and Seix, as applicable, for periods of time prior to July 1, 2022, are unchanged.)

The following disclosure regarding VFIA replaces the corresponding disclosure regarding Newfleet in the section entitled “Management of the Fund – Investment Sub-Adviser” in BLHY’s and VABS’s Prospectuses and the section entitled “Management Services – Sub-Adviser” in those Funds’ SAIs:

Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of the Adviser, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its division, Newfleet Asset Management (“Newfleet”), in sub-advising the Fund. As of May 31, 2022, VFIA had approximately $37.1 billion in assets under management.

The Newfleet division of VFIA acts as sub-adviser to mutual funds and ETFs and as adviser to institutions and individuals. As of May 31, 2022, the Newfleet division of VFIA had approximately $8.9 billion in assets under management. Newfleet Asset Management, LLC, which merged with and into VFIA on July 1, 2022, and the former portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989.

The following disclosure regarding VFIA replaces the corresponding disclosure regarding Seix in the section entitled “Management of the Fund – Investment Sub-Adviser” in SEIX’s Prospectus and the section entitled “Management Services – Sub-Adviser” in that Fund’s SAI:

Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of the Adviser, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its division, Seix Investment Advisors (“Seix”), in sub-advising the Fund. As of May 31, 2022, VFIA had approximately $37.1 billion in assets under management.

The Seix division of VFIA is a fundamental, credit driven fixed income boutique specializing in investment grade and high yield bond and leveraged loan management. Seix has employed its bottom-up, research-oriented approach to fixed income management for over 20 years. The entity that is now VFIA, and the former portfolio management team of which now operates as the Seix division of VFIA, was established in 2008. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined the entity now known as Virtus Fund Advisers, LLC, as the institutional fixed income management division. As of May 31, 2022, the Seix division of VFIA had approximately $15.9 billion in assets under management.

Investors should retain this supplement for future reference.